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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 17 , 2003


                        PACIFICHEALTH LABORATORIES, INC.
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               (Exact name of registrant as specified in charter)



Delaware                        000-23495                        22-3367588
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(State of other                 (Commission                      (IRS Employer
jurisdiction of                 File Number)                     Identification
incorporation)                                                   Number)


    100 Matawan Road, Suite 420 Matawan, NJ                       07747-3913
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    (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (732) 739-2900
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         (Former name or former address, if changed since last report.)


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Item 5.  Other Events

         On December 17, 2003, the PacificHealth Laboratories, Inc. ("PHLI") acquired all the outstanding capital stock of STRONG Research Corp. ("Strong"), a research-based educational sports nutrition company. Prior to the acquisition, Gregory Horn, a director of PHLI, was the principal shareholder of Strong. In exchange for the outstanding shares of Strong, PHLI issued 150,000 shares of its common stock , and may issue an additional 150,000 shares if certain milestones are achieved. PHLI also intends to issue approximately 47,000 shares of common stock to satisfy certain obligations of Strong for services.

A copy of a press release dated December 22, 2003 is attached hereto as Exhibit
99.1 and incorporated herein by reference.


Item 7.           Financial Statements and Exhibits.
         (a)      Not applicable.
         (b)      Not applicable.
         (c)      Exhibits

         Exhibit No.                Description
         -----------                -----------
           99.1            Press release dated December 22, 2003.




                                    SIGNATURE
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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PACIFICHEALTH LABORATORIES, INC.

Dated: December 23, 2003                   By: /s/ Stephen P. Kuchen
                                               --------------------------------
                                               Stephen P. Kuchen
                                               Chief Financial Officer


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                                  Exhibit Index
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Exhibit No.                            Description
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99.1                          Press release dated August 28, 2003